EXHIBIT 99(d)(5)



                          EXPENSE LIMITATION AGREEMENT

         THIS AGREEMENT is made as of the 1st day of December, 2004, between U.S. Bancorp Asset Management, Inc., as investment advisor (the "Advisor"), and each of First American Funds, Inc. ("FAF"), First American Investment Funds, Inc. ("FAIF") and First American Strategy Funds, Inc. ("FASF") (each, a "Company" and, collectively, the "Companies").

         WHEREAS, each Company is comprised of multiple investment portfolios (each a "Fund" and, collectively, the "Funds"), each of which offers one or more classes of shares; and

         WHEREAS, the Advisor has been voluntarily limiting fees and reimbursing expenses for the Funds within FAIF and FASF and contractually limiting fees and reimbursing expenses for the Funds within FAF; and

         WHEREAS, the Advisor wishes to contractually commit to limit fees and reimburse expenses for the Funds within FAF through November 30, 2005 and for the Funds within FAIF and FASF through January 31, 2006; and

         WHEREAS, it is in the interests of both the Advisor and the shareholders of the Funds to limit Fund expenses as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that the Advisor will limit its fees and/or reimburse Fund expenses to the extent necessary to limit the annual operating expenses of the Funds to the amounts set forth in Exhibit A hereto (which limits are set forth for each Fund on a class-by-class basis). The Advisor agrees to continue the foregoing expense limits through November 30, 2005, with respect to the Funds within FAF, and through January 31, 2006, with respect to the Funds within FAIF and FASF. Thereafter, any expense limit may be changed upon prior notice to the applicable Company's Board of Directors.

         IN WITNESS WHEREOF, the parties have signed this agreement as of the day and year first above written.

U.S. BANCORP ASSET MANAGEMENT, INC.                           FIRST AMERICAN FUNDS, INC.


By:      /s/ Thomas S. Schreier, Jr.                          By:      /s/ Joseph M. Ulrey III
     ------------------------------------------------              ------------------------------------------------
Name:    Thomas S. Schreier, Jr.                              Name:  Joseph M. Ulrey III
Title:   Chief Executive Officer                              Title:  Treasurer

FIRST AMERICAN INVESTMENT FUNDS, INC.                         FIRST AMERICAN STRATEGY FUNDS, INC.


By:      /s/ Joseph M. Ulrey III                              By:      /s/ Joseph M. Ulrey III
     ------------------------------------------------              ------------------------------------------------
Name:    Joseph M. Ulrey III                                  Name:    Joseph M. Ulrey III
Title:   Treasurer                                            Title:   Treasurer

                                  EXHIBIT A


                                                                              ANNUAL OPERATING EXPENSE
                                                                             LIMITATION AS A PERCENTAGE
                                                                            OF AVERAGE DAILY NET ASSETS
 MONEY MARKET FUNDS
 Government Obligations - Class A                                                     0.7500 %
 Government Obligations - Class D                                                     0.6000 %
 Government Obligations - Class Y                                                     0.4500 %
 Government Obligations - Class Z                                                     0.2000 %
 Government Obligations - Piper Jaffray Class                                         0.7700 %

 Prime Obligations - Class A                                                          0.7800 %
 Prime Obligations - Class B                                                          1.2300 %
 Prime Obligations - Class C                                                          1.2300 %
 Prime Obligations - Class D                                                          0.6300 %
 Prime Obligations - Class I                                                          0.4000 %
 Prime Obligations - Class Y                                                          0.4800 %
 Prime Obligations - Class Z                                                          0.2000 %
 Prime Obligations - Piper Jaffray Class                                              0.8400 %

 Tax Free Obligations - Class A                                                       0.7500 %
 Tax Free Obligations - Class D                                                       0.6000 %
 Tax Free Obligations - Class Y                                                       0.4500 %
 Tax Free Obligations - Class Z                                                       0.2000 %
 Tax Free Obligations - Piper Jaffray Class                                           0.7500 %

 Treasury Obligations - Class A                                                       0.7500 %
 Treasury Obligations - Class D                                                       0.6000 %
 Treasury Obligations - Class Y                                                       0.4500 %
 Treasury Obligations - Class Z                                                       0.2000 %
 Treasury Obligations - Piper Jaffray Class                                           0.7500 %

 US Treasury Money Market - Class A                                                   0.7500 %
 US Treasury Money Market - Class D                                                   0.6000 %
 US Treasury Money Market - Class Y                                                   0.4500 %
 US Treasury Money Market - Class Z                                                   0.2000 %

 Treasury Reserve - Class A                                                           0.9400 %

 TAX FREE BOND FUNDS
 Tax Free - Class A                                                                   0.9500 %
 Tax Free - Class C                                                                   1.3500 %
 Tax Free - Class Y                                                                   0.7000 %

 Short Tax Free - Class A                                                             0.7500 %
 Short Tax Free - Class Y                                                             0.6000 %

 Arizona Tax Free - Class A                                                           0.7500 %
 Arizona Tax Free - Class C                                                           1.1500 %
 Arizona Tax Free - Class Y                                                           0.5000 %

                                                                              ANNUAL OPERATING EXPENSE
                                                                             LIMITATION AS A PERCENTAGE
                                                                            OF AVERAGE DAILY NET ASSETS
California Tax Free - Class A                                                        0.7500 %
California Tax Free - Class C                                                        1.1500 %
California Tax Free - Class Y                                                        0.5000 %

Colorado Tax Free - Class A                                                          0.7500 %
Colorado Tax Free - Class C                                                          1.1500 %
Colorado Tax Free - Class Y                                                          0.5000 %

Minnesota Tax Free - Class A                                                         0.9500 %
Minnesota Tax Free - Class C                                                         1.3500 %
Minnesota Tax Free - Class Y                                                         0.7000 %

Nebraska Tax Free - Class A                                                          0.7500 %
Nebraska Tax Free - Class C                                                          1.1500 %
Nebraska Tax Free - Class Y                                                          0.5000 %

Missouri Tax Free - Class A                                                          0.9500 %
Missouri Tax Free - Class C                                                          1.3500 %
Missouri Tax Free - Class Y                                                          0.7000 %

California Intermediate Tax Free - Class A                                           0.8500 %
California Intermediate Tax Free - Class Y                                           0.7000 %

Colorado Intermediate Tax Free - Class A                                             0.8500 %
Colorado Intermediate Tax Free - Class Y                                             0.7000 %

Intermediate Tax Free - Class A                                                      0.8500 %
Intermediate Tax Free - Class Y                                                      0.7000 %

Minnesota Intermediate Tax Free - Class A                                            0.8500 %
Minnesota Intermediate Tax Free - Class Y                                            0.7000 %

Ohio Tax Free - Class A                                                              0.7500 %
Ohio Tax Free - Class C                                                              1.1500 %
Ohio Tax Free - Class Y                                                              0.5000 %

Oregon Intermediate Tax Free - Class A                                               0.8500 %
Oregon Intermediate Tax Free - Class Y                                               0.7000 %

BOND FUNDS
U.S. Government Mortgage - Class A                                                   0.9500 %
U.S. Government Mortgage - Class B                                                   1.7000 %
U.S. Government Mortgage - Class C                                                   1.7000 %
U.S. Government Mortgage - Class R                                                   1.2000 %
U.S. Government Mortgage - Class Y                                                   0.7000 %

High Income Bond - Class A                                                           1.0000 %
High Income Bond - Class B                                                           1.7500 %
High Income Bond - Class C                                                           1.7500 %
High Income Bond - Class R                                                           1.2500 %

                                                                              ANNUAL OPERATING EXPENSE
                                                                             LIMITATION AS A PERCENTAGE
                                                                            OF AVERAGE DAILY NET ASSETS
High Income Bond - Class Y                                                           0.7500 %

Corporate Bond - Class A                                                             1.0000 %
Corporate Bond - Class B                                                             1.7500 %
Corporate Bond - Class C                                                             1.7500 %
Corporate Bond - Class R                                                             1.2500 %
Corporate Bond - Class Y                                                             0.7500 %

Core Bond - Class A                                                                  0.9500 %
Core Bond - Class B                                                                  1.7000 %
Core Bond - Class C                                                                  1.7000 %
Core Bond - Class R                                                                  1.2000 %
Core Bond - Class Y                                                                  0.7000 %

Intermediate Government Bond - Class A                                               0.7500 %
Intermediate Government Bond - Class Y                                               0.6000 %

Intermediate Term Bond - Class A                                                     0.7500 %
Intermediate Term Bond - Class Y                                                     0.6000 %

Short Term Bond - Class A                                                            0.7500 %
Short Term Bond - Class Y                                                            0.6000 %

Inflation Protected Securities - Class A                                             0.8500 %
Inflation Protected Securities - Class C                                             1.6000 %
Inflation Protected Securities - Class R                                             1.1000 %
Inflation Protected Securities - Class Y                                             0.6000 %

BALANCED FUND
Balanced - Class A                                                                   1.0500 %
Balanced - Class B                                                                   1.8000 %
Balanced - Class C                                                                   1.8000 %
Balanced - Class R                                                                   1.3000 %
Balanced - Class Y                                                                   0.8000 %

EQUITY INCOME FUNDS
Equity Income - Class A                                                              1.1500 %
Equity Income - Class B                                                              1.9000 %
Equity Income - Class C                                                              1.9000 %
Equity Income - Class R                                                              1.4000 %
Equity Income - Class Y                                                              0.9000 %

INDEX FUNDS
Equity Index - Class A                                                               0.6200 %
Equity Index - Class B                                                               1.3700 %
Equity Index - Class C                                                               1.3700 %
Equity Index - Class R                                                               0.8700 %
Equity Index - Class Y                                                               0.3700 %

Mid Cap Index - Class A                                                              0.7500 %

                                                                              ANNUAL OPERATING EXPENSE
                                                                             LIMITATION AS A PERCENTAGE
                                                                            OF AVERAGE DAILY NET ASSETS
Mid Cap Index - Class B                                                              1.5000 %
Mid Cap Index - Class C                                                              1.5000 %
Mid Cap Index - Class R                                                              1.0000 %
Mid Cap Index - Class Y                                                              0.5000 %

Small Cap Index - Class A                                                            0.9300 %
Small Cap Index - Class B                                                            1.6800 %
Small Cap Index - Class C                                                            1.6800 %
Small Cap Index - Class R                                                            1.1800 %
Small Cap Index - Class Y                                                            0.6800 %

LARGE CAP FUNDS
Large Cap Value - Class A                                                            1.1500 %
Large Cap Value - Class B                                                            1.9000 %
Large Cap Value - Class C                                                            1.9000 %
Large Cap Value - Class R                                                            1.4000 %
Large Cap Value - Class Y                                                            0.9000 %

Large Cap Growth Opportunities - Class A                                             1.1500 %
Large Cap Growth Opportunities - Class B                                             1.9000 %
Large Cap Growth Opportunities - Class C                                             1.9000 %
Large Cap Growth Opportunities - Class R                                             1.4000 %
Large Cap Growth Opportunities - Class Y                                             0.9000 %

Large Cap Select - Class A                                                           1.1500 %
Large Cap Select - Class B                                                           1.9000 %
Large Cap Select - Class C                                                           1.9000 %
Large Cap Select - Class R                                                           1.4000 %
Large Cap Select - Class Y                                                           0.9000 %

MID CAP FUNDS
Mid Cap Value - Class A                                                              1.2000 %
Mid Cap Value - Class B                                                              1.9500 %
Mid Cap Value - Class C                                                              1.9500 %
Mid Cap Value - Class R                                                              1.4500 %
Mid Cap Value - Class Y                                                              0.9500 %

Mid Cap Growth Opportunities - Class A                                               1.2000 %
Mid Cap Growth Opportunities - Class B                                               1.9500 %
Mid Cap Growth Opportunities - Class C                                               1.9500 %
Mid Cap Growth Opportunities - Class R                                               1.4500 %
Mid Cap Growth Opportunities - Class Y                                               0.9500 %

SMALL CAP FUNDS
Small Cap Growth Opportunities - Class A                                             1.9300 %
Small Cap Growth Opportunities - Class B                                             2.6800 %
Small Cap Growth Opportunities - Class C                                             2.6800 %
Small Cap Growth Opportunities - Class R                                             2.1800 %
Small Cap Growth Opportunities - Class Y                                             1.6800 %

                                                                              ANNUAL OPERATING EXPENSE
                                                                             LIMITATION AS A PERCENTAGE
                                                                            OF AVERAGE DAILY NET ASSETS
Small Cap Value - Class A                                                            1.2300 %
Small Cap Value - Class B                                                            1.9800 %
Small Cap Value - Class C                                                            1.9800 %
Small Cap Value - Class R                                                            1.4800 %
Small Cap Value - Class Y                                                            0.9800 %

Small Cap Select - Class A                                                           1.2100 %
Small Cap Select - Class B                                                           1.9600 %
Small Cap Select - Class C                                                           1.9600 %
Small Cap Select - Class R                                                           1.4600 %
Small Cap Select - Class Y                                                           0.9600 %

SECTOR FUNDS
Real Estate Securities - Class A                                                     1.2300 %
Real Estate Securities - Class B                                                     1.9800 %
Real Estate Securities - Class C                                                     1.9800 %
Real Estate Securities - Class R                                                     1.4800 %
Real Estate Securities - Class Y                                                     0.9800 %

Technology - Class A                                                                 1.2300 %
Technology - Class B                                                                 1.9800 %
Technology - Class C                                                                 1.9800 %
Technology - Class Y                                                                 0.9800 %

INTERNATIONAL
International - Class A                                                              1.6000 %
International - Class B                                                              2.3500 %
International - Class C                                                              2.3500 %
International - Class R                                                              1.8500 %
International - Class Y                                                              1.3500 %

FUNDS OF FUNDS
Strategy Aggressive Allocation - Class A                                             0.4000 %
Strategy Aggressive Allocation - Class B                                             1.1500 %
Strategy Aggressive Allocation - Class C                                             1.1500 %
Strategy Aggressive Allocation - Class R                                             0.6500 %
Strategy Aggressive Allocation - Class Y                                             0.1500 %

Strategy Growth Allocation - Class A                                                 0.4000 %
Strategy Growth Allocation - Class B                                                 1.1500 %
Strategy Growth Allocation - Class C                                                 1.1500 %
Strategy Growth Allocation - Class R                                                 0.6500 %
Strategy Growth Allocation - Class Y                                                 0.1500 %

Strategy Growth & Income Allocation - Class A                                        0.4000 %
Strategy Growth & Income Allocation - Class B                                        1.1500 %
Strategy Growth & Income Allocation - Class C                                        1.1500 %
Strategy Growth & Income Allocation - Class R                                        0.6500 %
Strategy Growth & Income Allocation - Class Y                                        0.1500 %

                                                                              ANNUAL OPERATING EXPENSE
                                                                             LIMITATION AS A PERCENTAGE
                                                                            OF AVERAGE DAILY NET ASSETS
Strategy Income Allocation - Class A                                                 0.4000 %
Strategy Income Allocation - Class B                                                 1.1500 %
Strategy Income Allocation - Class C                                                 1.1500 %
Strategy Income Allocation - Class R                                                 0.6500 %
Strategy Income Allocation - Class Y                                                 0.1500 %